SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):
July 9, 1996


          ADVANTA CREDIT CARD MASTER TRUST II
       (Exact name of Registrant as specified in its charter)


          New York       Reg. No. 33-79986        Not Required
     (State or other      (Commission File        (I.R.S. Employer
      jurisdiction         Number)                 Identification
      of incorporation)                            Number)



                  Advanta National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
          650 Naamans Road,Claymont, Delaware 19703
                 (Address of Owner/Servicer)
          (Address of principal executive offices)

     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)





    Items 1-4.        Inapplicable.

     Item 5.        Other Events.

  Information relating to the distributions to Certificateholders for the June 1996 Monthly Period of the Trust in respect of the following Floating Rate Asset
  Backed Certificates: Series 94-B, Series 94-D, Series 95-
  A, Series 95-C, Series 95-D, Series 95-F, of which Class
  A-1 is a Fixed rate, Series 95-G,Series 96-A, of which Class A-1 is a Fixed rate,and 96-B,(the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and
  Finance Charge Receivables, Principal Receivables in the
  Trust, delinquent balances in Accounts, the Investor
  Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing
  Agreement (the "Agreement") dated as of December 1, 1993 between Advanta National Bank USA and Bankers Trust
  Company, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

     Item 6.        Inapplicable.

     Item 7.        Financial Statements, Pro Forma
Financial Information and Exhibits.


    1. Monthly Reports for the June 1996 Monthly Period relating to the following Floating Rate Asset Backed
     Certificates: Series 94-B, Series 94-D, Series 95-A, Series 95-C, Series 95-D, Series 95-F, of which Class A-1 is a Fixed rate, Series 95-G, Series 96-A, of which Class A-1 is a Fixed rate, and 96-B, issued by the Advanta Credit Card Master Trust II.






                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      ADVANTA CREDIT CARD MASTER TRUST II

  (Registrant)

                                By: ADVANTA NATIONAL BANK USA

(Owner/Servicer)





Date:  July 17, 1996            By:_/s/Michael Coco

                              Name:     Michael Coco
                              Title:    Vice President



                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      ADVANTA CREDIT CARD MASTER TRUST II

  (Registrant)

                                By: ADVANTA NATIONAL BANK USA

(Owner/Servicer)





Date:  July 17, 1996
       By:_________________________


               Name:          Michael Coco
               Title:         Vice President


                    EXHIBIT INDEX





     Exhibit                                 Sequential Page Number

     1.  Monthly Reports for the June 1996 Monthly       5
     Period relating to the Asset Backed Certificates
     Series 94-B, Series 94-D, Series 95-A,
     Series 95-C, Series 95-D,Series 95-F, Series 95-G,
     Series 96-A, and Series 96-B issued by the ADVANTA
     Credit Card Master Trust II.













  (sec-mtII.doc)















                                                 June,  1996


              MONTHLY CERTIFICATEHOLDER'S STATEMENT
                    Advanta National Bank USA

           ________________________________________

               ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1994-B


          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the
Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
1994-B Certificateholders. This statement relates to the July 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
Trust II (the Trust) during the prior Monthly Period
(the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

(1)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class A Certificates . . . . . . . $4.495556

(2)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class B Certificates . . . . . .    $4.690000

(3)The amount of the distribution set forth in
paragraph 1 above in respect of principal per
$1,000 original principal amount of the Class A
Certificates .. . . $0.00

(4)The amount of the distribution set forth in
paragraph 2 above in respect of principal per
$1,000 original principal amount of the Class B
Certificates .. . . $0.00

(5)The amount of distribution set forth in para-
graph 1 above in respect of interest per $1,000
original principal amount of the Class A
Certificates .. . . $4.495556

(6)The amount of distribution set forth in para-
graph 2 above in respect of interest per $1,000
original principal amount of the Class B
Certificates . . . . $4.690000

(7)The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
allocated in respect of
Series 1994-B . . . . $66,439,480.00

(8)The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of
Series 1994-B . .. . $57,437,064.00

(9)The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
Period . .. . $0.00

(10)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class A Certificates . . . . $7,923,213.00

(11)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class B Certificates .. . . $360,903.00

(12)The Principal Allocation Percentage(s)
during the prior Monthly
Period . . . . 6/1/96 - 6/17/96  9.76%
              6/18/96 - 6/29/96  8.93%
              6/30/96 - 6/30/96  8.75%



(13)The Floating Allocation Percentage(s)
during the prior Monthly
Period .. . . 6/1/96 - 6/17/96  9.76%
             6/18/96 - 6/29/96  8.93%
             6/30/96 - 6/30/96  8.75%

(14)The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is .
 . . . (a)  30 - 59 days: . . . . 99,639,382.50
      (b)  60 - 89 days: . . . . 49,049,028.41
      (c)  90 - 119days:  .. . . 32,742,995.27
      (d) 120 - 149 days : . . . 25,958,418.37
      (e) 150 - 179 days: .. . . 19,658,273.44
      (f) 180 or more days: . . . 5,110,396.88

(15)The Class A Investor Default Amount for the prior Monthly Period is . . . $1,974,662.00

(16)The Class B Investor Default Amount for
the prior Monthly Period is .. . . $89,955.00

(17)The aggregate amount of Class A Investor
Charge-offs for the prior Monthly
Period is . . . . $0.00

(18)The aggregate amount of Class B Investor
Charge-offs for the prior Monthly
Period is . . . . $0.00

(19)The aggregate amount of Class A Investor
Charge-offs reimbursed on the Distribution Date
is .. . . $0.00

(20)The aggregate amount of Class B Investor
Charge-offs reimbursed on the Distribution Date
is .. . . $0.00

(21)The amount of the Class A Servicing Fee for the
prior Monthly Period is .. . . $1,100,000.00

(22)The amount of the Class B  Servicing Fee for the
prior Monthly Period is . . . . $50,000.00

(23)The Class A Pool Factor as of the Record Date
for the Distribution Date is .. . . 1.00

(24)The Class B Pool Factor as of the Record Date
for the Distribution Date is .. . . 1.00

(25)The Class A Investor Amount after giving
effect to any payments on the Distribution Date
is .. . . $660,000,000.00

(26)The Class A Invested Amount after giving
effect to any payments on the Distribution Date
is .. . . $660,000,000.00

(27)The Class B Investor Amount after giving
effect to any payments on the Distribution Date
is .. . . $30,000,000.00

(28)The Class B Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $30,000,000.00

(29)The amount, if any, by which the outstanding
principal balance of the Class A Certificates
exceeds the Class A Investor Amount after giving
effect to any activity on the Distribution
Date is .. . . $0.00

(30)The amount, if any, by which the outstanding
principal balance of the Class B Certificates
exceeds the Class B Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00

(31)The Available Cash Collateral Amount as
of the close of business on the Distribution
Date is . . . . $15,000,000.00

(32)The Collateral Investor Amount as of the close
of business on the Distribution
Date is . . . . $60,000,000.00

(33)The Available Enhancement Amount as
of the close of business on the Distribution
Date is . . . . $75,000,000.00

(34)The amount by which the Net Portfolio Yield
for the prior Monthly Period exceeds the Base
Rate for such Monthly Period . . . .  3.38%


(35)The amount of Interchange with respect to the
prior Monthly Period is .. . . $937,500.00

(36)The Deficit Controlled Amortization Amount
(after giving effect to any activity on the
Distribution Date) is .. . . $0.00






ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



By: _________________________________________
                          Michael Coco
                      VICE PRESIDENT









                                                 June,  1996


            MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1994-D

          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-D Supplement dated as of October 11, 1994 (the
Supplement, and together with the Master Agreement, the Agreement), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
1994-D Certificateholders. This statement relates to the July 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
Trust II (the Trust) during the prior Monthly Period
(the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

(1)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class A Certificates .. . . $4.402222

(2)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class B Certificates . . . . $4.557780

(3)The amount of the distribution set forth in
paragraph 1 above in respect of principal per
$1,000 original principal amount of the Class A
Certificates .. . . $0.00

(4)The amount of the distribution set forth in
paragraph 2 above in respect of principal per
$1,000 original principal amount of the Class B
Certificates . . . . $0.00

(5)The amount of distribution set forth in para-
graph 1 above in respect of interest per $1,000
original principal amount of the Class A
Certificates . . . . $4.402222

(6)The amount of distribution set forth in para-
graph 2 above in respect of interest per $1,000
original principal amount of the Class B
Certificates .. . . $4.557780

(7)The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
allocated in respect of
Series 1994-D .. . . $88,591,819.00

(8)The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of
Series 1994-D . . . . $76,587,889.00



(9)The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
Period .. . . $0.00

(10)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class A Certificates .. . . $10,264,443.00

(11)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class B Certificates . . . . $597,883.00

(12)The Principal Allocation Percentage(s)
during the prior Monthly
Period .. . .
 6/1/96 - 6/17/96  13.02%
6/18/96 - 6/29/96  11.90%
6/30/96 - 6/30/96  11.67%

(13)The Floating Allocation Percentage(s)
during the prior Monthly
Period .. . .
 6/1/96 - 6/17/96  13.02%
6/18/96 - 6/29/96  11.90%
6/30/96 - 6/30/96  11.67%
(14)The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is .. . .
(a)  30 - 59 days: . . . . 99,639,382.50
(b)  60 - 89 days: . . . . 49,049,028.41
(c)  90 - 119days: . . . . 32,742,995.27
(d) 120 - 149 days : . . . 25,958,418.37
(e) 150 - 179 days: . . . .19,658,273.44
(f) 180 or more days: . . . 5,110,396.88

(15)The Class A Investor Default Amount for
the prior Monthly Period is .. . . $2,558,177.00

(16)The Class B Investor Default Amount for
the prior Monthly Period is .. . . $148,951.00

(17)The aggregate amount of Class A Investor
Charge-offs for the prior Monthly
Period is .. . . $0.00

(18)The aggregate amount of Class B Investor
Charge-offs for the prior Monthly
Period is .. . . $0.00

(19)The aggregate amount of Class A Investor
Charge-offs reimbursed on the Distribution Date
is .. . . $0.00

(20)The aggregate amount of Class B Investor
Charge-offs reimbursed on the Distribution Date
is .. . . $0.00

(21)The amount of the Class A Servicing Fee for the
prior Monthly Period is .. . . $1,425,000.00

(22)The amount of the Class B  Servicing Fee for the
prior Monthly Period is .. . . $83,333.00

(23)The Class A Pool Factor as of the Record Date
for the Distribution Date is .. . . 1.00

(24)The Class B Pool Factor as of the Record Date
for the Distribution Date is .. . . 1.00

(25)The Class A Investor Amount after giving
effect to any payments on the Distribution Date
is .. . . $855,000,000.00

(26)The Class A Invested Amount after giving
effect to any payments on the Distribution Date
is .. . . $855,000,000.00

(27)The Class B Investor Amount after giving
effect to any payments on the Distribution Date
is .. . . $50,000,000.00

(28)The Class B Invested Amount after giving
effect to any payments on the Distribution Date
is .. . . $50,000,000.00

(29)The amount, if any, by which the outstanding
principal balance of the Class A Certificates
exceeds the Class A Investor Amount after giving
effect to any activity on the Distribution
Date is .. . . $0.00




(30)The amount, if any, by which the outstanding
principal balance of the Class B Certificates
exceeds the Class B Investor Amount after giving
effect to any activity on the Distribution
Date is .. . . $0.00

(31)The Available Cash Collateral Amount as
of the close of business on the Distribution
Date is .. . . $10,000,000.00

(32)The Collateral Investor Amount as of the close
of business on the Distribution
Date is .. . . $95,000,000.00

(33)The Available Enhancement Amount as
of the close of business on the Distribution
Date is . . . . $105,000,000.00

(34)The amount by which the Net Portfolio Yield
for the prior Monthly Period exceeds the Base
Rate for such Monthly Period . . . .  3.49%

(35)The amount of Interchange with respect to the
prior Monthly Period is . . . . $1,250,000.00

(36)The Deficit Controlled Amortization Amount
(after giving effect to any activity on the
Distribution Date) is . . . . $0.00


ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



By: _________________________________________
                          Michael Coco
                      VICE PRESIDENT











                                                 June,  1996


                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-A

          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the
Supplement, and together with the Master Agreement, the Agreement), between Colonial and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
1995-A Certificateholders. This statement relates to the July 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
Trust II (the Trust) during the prior Monthly Period
(the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

(1)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class A Certificates .. . . $4.417778

(2)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class B Certificates . . . . $4.569457

(3)The amount of the distribution set forth in
paragraph 1 above in respect of principal per
$1,000 original principal amount of the Class A
Certificates . . . . $0.00

(4)The amount of the distribution set forth in
paragraph 2 above in respect of principal per
$1,000 original principal amount of the Class B
Certificates . . . . $0.00

(5)The amount of distribution set forth in para-
graph 1 above in respect of interest per $1,000
original principal amount of the Class A
Certificates . . . . $4.417778

(6)The amount of distribution set forth in para-
graph 2 above in respect of interest per $1,000
original principal amount of the Class B
Certificates . . . . $4.569457

(7)The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
allocated in respect of
Series 1995-A . . . . $61,854,077.00

(8)The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of
Series 1995-A . . . . $53,598,877.00

(9)The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
Period . . . . $0.00

(10)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class A Certificates . . . . $7,057,666.00

(11)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class B Certificates . . . . $416,005.00

(12)The aggregate amount of Principal Receivables
as of the last day of the prior Monthly Period. . . .
$8,568,067,398.30

(13)The Excess Funding Amount as of the last day
of the prior Monthly Period. . . . $50,927,000.00


(14)The aggregate amount of Finance Charge
Receivables as of the last day of the prior
Monthly Period. . . . $94,511,765.14

(15)The Principal Allocation Percentage(s)
during the prior Monthly
Period .. . .
 6/1/96 - 6/17/96  9.11%
6/18/96 - 6/29/96  8.33%
6/30/96 - 6/30/96  8.17%

(16)The Floating Allocation Percentage(s)
during the prior Monthly
Period . . . .
 6/1/96 - 6/17/96  9.11%
6/18/96 - 6/29/96  8.33%
6/30/96 - 6/30/96  8.17%


(17)The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is . . . .
(a)  30 - 59 days: . . . . 99,639,382.50
(b)  60 - 89 days: . . . . 49,049,028.41
(c)  90 - 119days: . . . . 32,742,995.27
(d) 120 - 149 days : . . . 25,958,418.37
(e) 150 - 179 days: . . . .19,658,273.44
(f) 180 or more days: . . . 5,110,396.88

(18)The Class A Investor Default Amount for
the prior Monthly Period is . . . . $1,789,981.00

(19)The Class B Investor Default Amount for
the prior Monthly Period is . . . . $105,645.00

(20)The aggregate amount of Class A Investor
Charge-Offs for the prior Monthly
Period is . . . . $0.00

(21)The aggregate amount of Class B Investor
Charge-Offs for the prior Monthly
Period is . . . . $0.00

(22)The aggregate amount of Class A Investor
Charge-Offs reimbursed on the Distribution Date
is . . . . $0.00

(23)The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Distribution Date
is . . . . $0.00

(24)The amount of the Class A Servicing Fee for the
prior Monthly Period is . . . . $997,500.00

(25)The amount of the Class B  Servicing Fee for the
prior Monthly Period is . . . . $58,333.00

(26)The Class A Pool Factor as of the Record Date
for the Distribution Date is . . . . 1.00

(27)The Class B Pool Factor as of the Record Date
for the Distribution Date is . . . . 1.00

(28)The Class A Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $598,500,000.00

(29)The Class A Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $598,500,000.00

(30)The Class B Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $35,000,000.00

(31)The Class B Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $35,000,000.00

(32)The amount, if any, by which the outstanding
principal balance of the Class A Certificates
exceeds the Class A Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00

(33)The amount, if any, by which the outstanding
principal balance of the Class B Certificates
exceeds the Class B Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00

(34)The Available Cash Collateral Amount as
of the close of business on the Distribution
Date is . . . . $7,000,000.00

(35)The Collateral Investor Amount as of the close
of business on the Distribution
Date is . . . . $66,500,000.00

(36)The Available Enhancement Amount as
of the close of business on the Distribution
Date is . . . . $73,500,000.00

(37)The Net Portfolio Yield for the prior
Monthly Period.. . . 10.56%

(38)The Base Rate for the Prior Monthly
Period. . . . 7.35%

(39)The percentage by which the Net Portfolio Yield
for the prior Monthly Period exceeds the Base
Rate for such Monthly Period . . . .  3.21%

(40)The amount of Interchange with respect to the
prior Monthly Period is . . . . $729,167.00

(41)The Deficit Controlled Amortization Amount
(after giving effect to any activity on the
Distribution Date) is . . . . $0.00




ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer


By: _________________________________________
                          Michael Coco
                      VICE PRESIDENT








                                                 June,  1996
            MONTHLY CERTIFICATEHOLDER'S STATEMENT

                    ADVANTA NATIONAL BANK

          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-C

          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA ("Advanta"), as Seller and Servicer, and Bankers
Trust Company, as Trustee, as supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the
"Supplement," and together with the Master Agreement, the "Agreement"), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
1995-C Certificateholders. This statement relates to the July 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
Trust II (the "Trust") during the prior Monthly Period
(the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

(1)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class A Certificates . . . . $0.000000

(2)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class B Certificates . . . . $0.000000

(3)The amount of the distribution set forth in
paragraph 1 above in respect of principal per
$1,000 original principal amount of the Class A
Certificates . . . . $0.000000

(4)The amount of the distribution set forth in
paragraph 2 above in respect of principal per
$1,000 original principal amount of the Class B
Certificates . . . . $0.000000



(5)The amount of distribution set forth in para-
graph 1 above in respect of interest per $1,000
original principal amount of the Class A
Certificates . . . . $0.000000

(6)The amount of distribution set forth in para-
graph 2 above in respect of interest per $1,000
original principal amount of the Class B
Certificates .. . . $0.000000

(7)The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
allocated in respect of
Series 1995-C . . . . $50,802,983.00

(8)The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of
Series 1995-C . . . . $44,010,414.00

(9)The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
Period .. . . $0.00

(10)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class A Certificates .. . . $5,776,904.00

(11)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class B Certificates . . . . $407,845.00

(12)The aggregate amount of Principal
Receivables as of the last day of the prior
Monthly Period .. . . $8,568,067,398.30

(13)The Excess Funding Amount as of the last
day of the prior Monthly Period . . . . $50,927,000.00

(14)The aggregate amount of Finance Charge
Receivables as of the last day of the prior
Monthly Period . . . . $94,511,765.14

(15)The Principal Allocation Percentage(s)
during the prior Monthly Period is . . . .
 6/1/96 - 6/17/96  7.48%
6/18/96 - 6/29/96  6.84%
6/30/96 - 6/30/96  6.71%
0.00%
0.00%




(16)The Floating Allocation Percentage(s)
during the prior Monthly Period . . . .
 6/1/96 - 6/17/96  7.48%
6/18/96 - 6/29/96  6.84%
6/30/96 - 6/30/96  6.71%
0.00%
0.00%


(17)The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150, and 180 or
more days delinquent as of the end of the
prior Monthly Period is . . . .
(a)  30 - 59 days: . . . . 99,639,382.50
(b)  60 - 89 days: . . . . 49,049,028.41
(c)  90 - 119days: . . . . 32,742,995.27
(d) 120 - 149 days: . . .  25,958,418.37
(e) 150 - 179 days:. . . . 19,658,273.44
(f) 180 or more days: . . . 5,110,396.88

(18)The Class A Investor Default Amount for
the prior Mothly Period is . . . . $1,462,130.00

(19)The Class B Investor Default Amount for
the prior Monthly Period is . . . . $103,257.00

(20)The aggregate amount of Class A Investor
Charge-offs for the prior Monthly Period is . . . . $0.00

(21)The aggregate amount of Class B Investor
Charge-offs for the prior Monthly Period is . . . . $0.00

(22)The aggregate amount of Class A Investor
Charge-Offs Reimbursed on the Distribution Date
is . . . . $0.00

(23)The aggregate amount of Class B Investor
Charge-Offs Reimbursed on the Distribution Date
is . . . . $0.00

(24)The Amount of Class A Servicing Fee for the
prior Monthly Period is . . . . $814,583.00

(25)The Amount of Class B Servicing Fee for the
prior Monthly Period is . . . . $57,500.00

(26)The Class A Pool Factor as of the Record date
for the Distribution Date is . . . . 1.00

(27)The Class B Pool Factor as of the Record date
for the Distribution Date is . . . . 1.00

(28)The Class A Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $488,750,000.00

(29)The Class A Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $488,750,000.00

(30)The Class B Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $34,500,000.00

(31)The Class B Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $34,500,000.00

(32)The amount, if any, by which the outstanding
principal balance of the Class A Certificates
exceeds the Class A Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00

(33)The amount, if any, by which the outstanding
principal balance of the Class B Certificates
exceeds the Class B Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00

(34)The Available Cash Collateral Amount as
of the close of business on the Distribution
Date is . . . . $8,625,000.00

(35)The Collateral Investor Amount as of the close
of business on the Distribution
Date is . . . . $51,750,000.00

(36)The Available Enhancement Amount as
of the close of business on the Distribution
Date is . . . . $60,375,000.00


(37)The amount on deposit in the Funding Account as of
the close of business on the Distribution
Date is . . . . $0.00

(38)The amount on deposit in the Principal Funding Ac-
count as of the close of business on the Distribution
Date is . . . . $0.00

(39)The amount on deposit in the Interest Funding Ac-
count as of the close of business on the Distribution
Date is . . . . $2,369,600.00



(40)The amount on deposit in the Reserve Account as
of the close of business on the Distribution
Date is . . . . $0.00

(41)The Net Portfolio Yield for the prior Monthly
Period . . . . 10.59%

(42)The Base Rate for the prior Monthly Period . . . . 7.45%

(43)The percentage by which the  Net Portfolio Yield
for the prior Monthly Period exceeds the Base
Rate for such Monthly Period . . . . 3.14%

(44)The amount of Interchange with respect to the
prior Monthly Period is . . . . $598,959.00

(45)The Deficit Controlled Amortization Amount
(after giving effect to any activity on the
Distribution Date) is . . . . $0.00




ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



By: ____________________________________
                          Michael Coco
                      VICE PRESIDENT






                                                 June,  1996



             MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  ADVANTA NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995 D

               ______________________________

Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 and as amended and restated on May 23, 1994 ( as amended, the Pooling and Servicing Agreement"),by and between Advanta National Bank USA ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as trustee ( the"Trustee"), as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between Advanta and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-D Certificateholders. This statement relates to the July 15, 1996 Distribution Date (the ''Distribution Date'') and the performance of the ADVANTA Credit Card Master Trust II (the"Trust") during the prior Monthly Period ( the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.



(1a)The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class A
Certificates$ 4.422514



(1b)The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class B
Certificates$ 4.523633

(2)The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates$ 0.000000

(3)The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates$ 0.000000

(4)The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates$ 4.422514

(5)The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates$ 4.523633

(6)The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1995-D Certificates$ 53,022,093.00

(7)The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly Period and allocated in respect of the Series 1995-D Certificates
$ 45,945,679.00

(8)The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period$ 0.00

(9)The aggregate amount of Collections of Finance Charge
Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates
$ 6,721,761.00

(10)The aggregate amount of Collections of Finance Charge
Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates$ 354,653.00

(11)The Principal Allocation Percentage(s) during the prior
Monthly Period
 6/1/96 - 6/17/96  7.81%
6/18/96 - 6/29/96  7.14%
6/30/96 - 6/30/96  7.00%



(12)The Floating Allocation Percentage(s) during the prior
Monthly Period
 6/1/96 - 6/17/96  7.81%
6/18/96 - 6/29/96  7.14%
6/30/96 - 6/30/96  7.00%
0.000.00%
0.000.00%


(13)The aggregate outstanding balance of Accounts which are
30, 60, 90, 120, 150 and 180 or more days delinquent as of
the end of the prior Monthly Period is
(a)  30 - 59 days: . . . . 99,639,382.50
(b)  60 - 89 days: . . . . 49,049,028.41
(c)  90 - 119days: . . . . 32,742,995.27
(d) 120 - 149 days: . . . .25,958,418.37
(e) 150 - 179 days: . . . .19,658,273.44
(f) 180 or more days: . . . 5,110,396.88

(14)The Class A Investor Default Amount for the prior
Monthly Period is  $ 1,704,793.00

(15)The Class B Investor Default Amount for the prior
Monthly Period is  $ 89,955.00

(16)The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is $ 0.00

(17)The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is $ 0.00

(18)The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is $ 0.00

(19)The aggregate amount of Class B Investor Charge-Offs reimbursed on the Distribution Date is $ 0.00

(20)The amount of the Class A Servicing Fee for the prior
Monthly Period is  $ 950,000.00

(21)The amount of the Class B Servicing Fee for the prior
Monthly Period is  $ 50,000.00

(22)The Class A Pool Factor as of the Record Date for the
Distribution Date is  1.00


(23)The Class B Pool Factor as of the Record Date for the
Distribution Date is  1.00

(24)The Class A Investor Amount after giving effect to any payments on the Distribution Date is $ 570,000,000.00

(25)The Class A Invested Amount after giving effect to any payments on the Distribution Date is $ 570,000,000.00

(26)The Class B Investor Amount after giving effect to any payments on the Distribution Date is $ 30,000,000.00

(27)The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is $ 519,000,000.00

(28)The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is $ 51,000,000.00

(29)The Class B Investor Amount after giving effect to any payments on the Distribution Date is $ 30,000,000.00

(30)The Class B Invested Amount after giving effect to any payments on the Distribution Date is $ 30,000,000.00

(31)The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
Investor Amount after giving effect to any activity on the Distribution Date is $ 0.00

(32)The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
Investor Amount after giving effect to any activity on the Distribution Date is $ 0.00

(33)The Available Cash Collateral Amount as of the close of business on the Distribution Date is $ 63,000,000.00

(34)The amount on deposit in the Cash Collateral Account
(including the principal balance of the Class A 2
Certificates) as of the close of business on the Distribution Date is $ 63,000,000.00

(35)The amount by which the Net Portfolio Yield for the
prior Monthly Period exceeds the Base Rate for such Monthly
Period   3.25%

(36)The amount of Interchange with respect to the prior
Monthly Period is   $ 625,000.00

(37)The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) $ 0.00


ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



By: ____________________________________
                          Michael Coco
                       VICE PRESIDENT
























                                                 June,  1996

            MONTHLY CERTIFICATEHOLDER'S STATEMENT
                    Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-F

          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA (Advanta), as Seller and Servicer, Advanta National Bank (ANB), as Seller and, together with Advanta ( the Banks) and Bankers Trust Company, as trustee, as supplemented by the Series 1995-F Supplement dated as of November 21, 1995(the Supplement, and together with the Master Agreement, the Agreement), between the Banks and the Trustee, Advanta,as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-F Certificateholders. This statement relates to the July 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period(the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

(1)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class A1 Certificates . . . . $5.041666

(2)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class A2 Certificates . . . . $4.422514

(3)The total amount of the distribution on the
Distribution Date per $1,000 original principal
amount of the Class B Certificates . . . . $4.508078

(4)The amount of the distribution set forth in
paragraph 1 above in respect of principal per
$1,000 original principal amount of the Class A1
Certificates . . . . $0.00

(5)The amount of the distribution set forth in
paragraph 1 above in respect of principal per
$1,000 original principal amount of the Class A2
Certificates . . . . $0.00

(6)The amount of the distribution set forth in
paragraph 2 above in respect of principal per
$1,000 original principal amount of the Class B
Certificates .. . . $0.00

(7)The amount of distribution set forth in para-
graph 1 above in respect of interest per $1,000
original principal amount of the Class A1
Certificates . . . . $5.041666

(8)The amount of distribution set forth in para-
graph 1 above in respect of interest per $1,000
original principal amount of the Class A2
Certificates . . . . $4.422514

(9)The amount of distribution set forth in para-
graph 2 above in respect of interest per $1,000
original principal amount of the Class B
Certificates . . . . $4.508078

(10)The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
allocated in respect of Series
1995 - F . . . . $75,115,228.73

(11)The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of Series
1995 - F.. . . $65,090,266.00

(12)The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
Period . . . . $0.00

(13)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class A Certificates . . . . $8,921,892.40

(14)The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of
the Class B Certificates . . . . $525,539.98

(15)The aggregate amount of Principal Receivables
as of the last day of the prior Monthly Period. . . .
$8,568,067,398.30

(16)The Excess Funding Amount as of the last day
of the prior Monthly Period. . . . $0.00

(17)The aggregate amount of Finance Charge
Receivables as of the last day of the prior
Monthly Period.. . . $94,511,765.14


(18)The Principal Allocation Percentage(s)
during the prior Monthly Period .. . .
 6/1/96 - 6/17/96  11.06%
6/18/96 - 6/29/96  10.12%
6/30/96 - 6/30/96  9.92%
(19)The Floating Allocation Percentage(s)
during the prior Monthly
Period .. . .
 6/1/96 - 6/17/96  11.06%
6/18/96 - 6/29/96  10.12%
6/30/96 - 6/30/96  9.92%

(20)The aggregate outstanding balance of Accounts
which are 30, 60, 90, 120, 150 and 180 or
more days delinquent as of the end of the
prior Monthly Period is . . . .
(a)  30 - 59 days: . . . . 99,639,382.50
(b)  60 - 89 days: . . . . 49,049,028.41
(c)  90 - 119days: . . . . 32,742,995.27
(d) 120 - 149 days:. . . . 25,958,418.37
(e) 150 - 179 days:. . . . 19,658,273.44
(f) 180 or more days:. . . .5,110,396.88

(21)The Class A Investor Default Amount for
the prior Monthly Period is . . . . $2,262,662.00

(22)The Class B Investor Default Amount for
the prior Monthly Period is . . . . $133,261.00

(23)The aggregate amount of Class A Investor
Charge-Offs for the prior Monthly
Period is . . . . $0.00

(24)The aggregate amount of Class B Investor
Charge-Offs for the prior Monthly
Period is . . . . $0.00

(25)The aggregate amount of Class A Investor
Charge-Offs reimbursed on the Distribution Date
is . . . . $0.00



(26)The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Distribution Date
is . . . . $0.00

(27)The amount of the Class A Servicing Fee for the
prior Monthly Period is . . . . $1,260,833.00

(28)The amount of the Class B  Servicing Fee for the
prior Monthly Period is . . . . $74,375.00

(29)The Class A Pool Factor as of the Record Date
for the Distribution Date is . . . . 1.00

(30)The Class B Pool Factor as of the Record Date
for the Distribution Date is . . . . 1.00

(31)The Class A1 Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $378,250,000.00

(32)The Class A2 Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $378,250,000.00

(33)The Class A1 Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $378,250,000.00

(34)The Class A2 Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $378,250,000.00

(35)The Class B Investor Amount after giving
effect to any payments on the Distribution Date
is . . . . $44,625,000.00

(36)The Class B Invested Amount after giving
effect to any payments on the Distribution Date
is . . . . $44,625,000.00

(37)The amount, if any, by which the outstanding
principal balance of the Class A Certificates
exceeds the Class A Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00



(38)The amount, if any, by which the outstanding
principal balance of the Class B Certificates
exceeds the Class B Investor Amount after giving
effect to any activity on the Distribution
Date is . . . . $0.00

(39)The Available Cash Collateral Amount as
of the close of business on the Distribution
Date is . . . . $17,000,000.00

(40)The Collateral Investor Amount as of the close
of business on the Distribution
Date is . . . . $48,875,000.00

(41)The Available Enhancement Amount as
of the close of business on the Distribution
Date is . . . . $65,875,000.00

(42)The Net Portfolio Yield for the prior
Monthly Period. . . . 10.56%

(43)The Base Rate for the Prior Monthly
Period. . . . 7.67%


(44)The percentage by which the Net Portfolio Yield
for the prior Monthly Period exceeds the Base
Rate for such Monthly Period . . . .  2.89%

(45)The amount of Interchange with respect to the
prior Monthly Period is . . . . $885,416.00

(46)The amount of Servicer Interchange with respect to the
prior Monthly Period is . . . . $708,333.00

(47)The Deficit Controlled Amortization Amount
(after giving effect to any activity on the
Distribution Date) is . . . . $0.00




ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer

By: ____________________________________
                          Michael Coco
                      VICE PRESIDENT








                                                 June,  1996

        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  ADVANTA NATIONAL BANK USA
               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995 G

               ______________________________


Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Colonial, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks") as seller (in such capacity, a "Seller" and together with Advanta as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1995-G Supplement dated as of December 15,1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-G Certificateholders. This statement related to the July 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.



1.The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class A
Certificates $4.383625

2.The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class
B Certificates $4.500291

3.The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates $0.00

4.The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates $0.00

5.The amount of the distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates $4.383625

6.The amount of the distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates $4.500291

7.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of Series 1995-G $44,193,378.67

8.The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of Series 1995-G
$38,295,407.00

9.The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly Period $0.00

10.The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Class A
Certificates $5,102,325.95

11.The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Class B
Certificates $326,161.63



12.The Principal Allocation Percentage(s) during the
prior Monthly Period
6/1/96 - 6/17/96  6.51%
6/18/96 - 6/29/96  5.95%
6/30/96 - 6/30/96  5.84%

13.The Floating Allocation Percentage(s) during the prior
Monthly Period
6/1/96 - 6/17/96  6.51%
6/18/96 - 6/29/96  5.95%
6/30/96 - 6/30/96  5.84%

14.The aggregate outstanding balance of Accounts which
are 30, 60, 90, 120, 150 and 180 or more days delinquent
as of the end of the prior Monthly Period is
(a)  30 - 59 days: .. . . 99,639,382.50
(b)  60 - 89 days:. . . . 49,049,028.41
(c)  90 - 119days:. . . . 32,742,995.27
(d) 120 - 149 days: . . . 25,958,418.37
(e) 150 - 179 days:. . . .19,658,273.44
(f) 180 or more days: . . .5,110,396.88


15.The Class A Investor Default Amount for the prior
Monthly Period is $1,294,090.00

16.The Class B Investor Default Amount for the prior
Monthly Period is $82,797.00

17.The Collateral Default Amount for the prior Monthly
Period $119,000.00

18.The aggregate amount of Class A Investor Charge
Offs for the prior Monthly Period is $0.00

19.The aggregate amount of Class B Investor Charge
Offs for the prior Monthly Period is $0.00

20.The aggregate amount of Collateral Charge Offs for the prior Monthly Period $0.00

21.The aggregate amount of Class A Investor Charge
Offs reimbursed on the Distribution Date is $0.00

22.The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Distribution Date is $0.00

23.The aggregate amount of Collateral Charge Offs reimbursed on the Distribution Date $0.00

24.The amount of the Class A Servicing Fee for the prior
Monthly Period is $360,417.00

25.The amount of the Class B Servicing Fee for the prior
Monthly Period is $22,916.50

26.The amount of Collateral Servicing Fee for the prior
Monthly Period is $33,333.50

27.The amount of Servicer Interchange for the prior
Monthly Period $416,667.00

28.The Class A Pool Factor as of the Record Date for the
Distribution Date is $1.00

29.The Class B Pool Factor as of the Record Date for the
Distribution Date is $1.00

30.The Class A Investor Amount after giving effect to any payments on the Distribution Date is $432,500,000.00

31.The Class A Invested Amount after giving effect to any payments on the Distribution Date is $432,500,000.00

32.The Class B Investor Amount after giving effect to any payments on the Distribution Date is $27,500,000.00

33.The Class B Invested Amount after giving effect to any payments on the Distribution Date is $27,500,000.00

34.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class
A Investor Amount after giving effect to any activity on the Distribution Date is $0.00

35.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class
B Investor Amount after giving effect to any activity on the Distribution Date is $0.00

36.The Available Cash Collateral Amount as of the close of business on the Distribution Date is $10,000,000.00


37.The Collateral Interest as of the close of business on the Distribution Date $40,000,000.00

38.The amount on deposit in the Cash Collateral Account
as of the close of business on the Distribution Date is
$10,000,000.00

39.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period $3.28%

40.The amount of Interchange with respect to the prior
Monthly Period is $520,834.00

41.The Deficit Controlled Amortization Amount (after
giving effect to any activity on the Distribution Date)
$0.00




ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



By:____________________________
                          Michael Coco
                      VICE PRESIDENT








                                                   June,1996


        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     ADVANTANAL BANK USA
             __________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1996-A
          ________________________________________


Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA,a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks) as seller(in such capacity, a "Seller" and together with Advanta as Seller, the "Sellers") and the Trustee(as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"),between the Banks and the Trustee. Advanta, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders.
This statement related to the July 15, 1996 Distribution Date (the ''Distribution Date'') and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the"Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class
A Certificates .. . . . $ 4.726814

2.The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class
B Certificates.. . . .$ 4.546971

3.The amount of distribution set forth in paragraph 1
above in respect of principal per $1,000 original
principal amount of the Class A-1 Certificates. . . . .
$ 0.000000

4.The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
principal amount of the Class A-2 Certificates  . . . . . .
$ 0.000000

5.The amount of the distribution set forth in paragraph 2
above in respect of principal per $1,000 original
principal amount of the Class B Certificates . . . . . . . .
$ 0.000000

6.The amount of the distribution set forth in paragraph 1
above in respect of interest per $1,000 original
principal amount of the Class A-1 Certificates. . . . . . .
 .$ 5.000000

7.The amount of the distribution set forth in paragraph 1
above in respect of interest per $1,000 principal
amount of Class A-2 Certificates . . . . . . . . . . . . . .
 . $ 4.453627

8.The amount of the distribution set forth in paragraph 2
above in respect of interest per $1,000 original
principal amount of the Class B Certificates . . . . . . . .
$4.546971

9.The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of Series 1996-A .. $ 44,193,380.00

10.The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of Series 1996-A . . . . . .
 . . . . . .$ 38,295,408.00

11.The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly Period . . . .
 . . . . . . . . . . $ 0.00

12.The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Class A
Certificates . . . . . . $ 5,192,171.04

13.The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Class B
Certificates . . . . . .$ 308,157.28

14.The Principal Allocation Percentage(s) during the
prior Monthly Period . . . . . . .
6/1/96 - 6/17/96  6.51%
6/18/96 - 6/29/96  5.95%
6/30/96 - 6/30/96  5.84%

15.The Floating Allocation Percentage(s)during the prior
 Monthly Period . . . . . . . .
6/1/96 - 6/17/96  6.51%
6/18/96 - 6/29/96  5.95%
6/30/96 - 6/30/96  5.84%

16.The aggregate outstanding balance of Accounts which are
30,60, 90, 120,150 and 180 or more days delinquent as of the end of the prior Monthly Period is . . . . .
(a)  30 - 59 days: .. . . 99,639,382.50
(b)  60 - 89 days:. . . . 49,049,028.41
(c)  90 - 119days:. . . . 32,742,995.27
(d) 120 - 149 days: . . . 25,958,418.37
(e) 150 - 179 days: . . . 19,658,273.44
(f) 180 or more days: . . .5,110,396.88

17.The Class A Investor Default Amount for the prior
Monthly Period is . . . . $ 1,316,937.00

18.The Class B Investor Default Amount for the prior
Monthly Period is . . . . $ 78,082.00

19.The Collateral Default Amount for the prior Monthly
Period . . . . $ 100,873.00

20.The aggregate amount of Class A Investor
Charge-Offs for the prior Monthly Period is . $ 0.00

21.The aggregate amount of Class B Investor
Charge-Offs for the prior Monthly Period is ..$ 0.00

22.The aggregate amount of Collateral Charge-Offs for the prior Monthly Period . . $ 0.00

23.The aggregate amount  of Class A Investor
Charge-Offs reimbursed on the Distribution Date is . .$ 0.00

24.The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Distribution Date is . $ 0.00

25.The aggregate amount of Collateral Charge-Offs reimbursed on the Distribution Date . . $ 0.00


26.The amount of the Class A Servicing Fee for the prior
Monthly Period is . . . . . $ 183,333.33

27.The amount of the Class B Servicing Fee for the prior
Monthly Period is . . . . . $ 10,937.67

28.The amount of Collateral Servicing Fee for the prior
Monthly Period is . . . . . $ 14,062.33

29.The amount of Servicer Interchange for the prior
Monthly Period is . . . . . $ 312,500.00

30.The Class A Pool Factor as of the Record Date for the
Distribution Date is . . . .$ 1.00

31.The Class B Pool Factor as of the Record Date for the Distribution Date is . . . $ 1.00

32.The Class A Investor Amount after giving effect to any payments on the Distribution Date is . .$ 440,000,000.00

33.The Class A Invested Amount after giving effect to any payments on the Distribution Date is. . . $ 440,000,000.00

34.The Class A-1 Invested Amount after giving effect to
any payments on the Distribution Date is . . . . . . . . . .
 . .$ 220,000,000.00

35.The Class A-2 Invested Amount after giving effect to
any payments on the Distribution Date is . . . . . . . . . .
 . . $ 220,000,000.00

36.The Class B Investor Amount after giving effect to any
payments on the Distribution Date is . . . . . . . . . . . .
 . . . . . . . . . $ 26,250,000.00

37.The Class B Invested Amount after giving effect to any
payments on the Distribution Date is . . . . . . . . . . . .
 . . $ 26,250,000.00

38.The amount, if any, by which the outstanding principal balance of the Class Certificates exceeds the Class A
Investor Amount after giving effect to any activity on 39.the Distribution Date is . . .$ 0.00



The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class
B Investor Amount after giving effects to any activity on 40.the Distribution Date is . . . $ 0.00

The Available Cash Collateral Amount as of the close of business on the Distribution Date is . . $ 10,000,000.00

41.The Collateral Interest as of the close of business on
 the Distribution Date is . . . . $ 33,750,000.00

42.The amount of deposit in the Cash Collateral Account as of the close of business on the Distribution Date is . .
 . . . $ 10,000,000.00

43.The amount by which the Net Portfolio Yield for the
prior Monthly Period exceeds the Base Rate for such
Monthly Period . . . . . $ 2.90%

44.The amount of Interchange with respect to the prior
Monthly Period is . . . .$ 520,834.00

45.The Deficit Controlled Amortization Amount (after
giving effect to any activity on the Distribution Date) . .
 . . . . . . $ 0.00


ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer


By:____________________________
                          Michael Coco
                      VICE PRESIDENT













                                                 June,  1996

        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  ADVANTA NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        Series 1996-B

               ______________________________


Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks") as seller (in such capacity, a "Seller" and together with Advanta as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement related to the July 15, 1996 Distribution Date(the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class
A Certificates  $0.000000

2.The total amount of the distribution on the Distribution
Date per $1,000 original principal amount of the Class
B Certificates  $0.000000

3.The amount of the distribution set forth in paragraph 1
above in respect of principal per $1,000 original
principal amount of the Class A Certificates  $0.000000

4.The amount of the distribution set forth in paragraph 2
above in respect of principal per $1,000 original
principal amount of the Class B Certificates  $0.000000

5.The amount of the distribution set forth in paragraph 1
above in respect of interest per $1,000 original
principal amount of the Class A Certificates  $0.000000

6.The amount of the distribution set forth in paragraph 2
above in respect of interest per $1,000 original
principal amount of the Class B Certificates  $0.000000

7.The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
  allocated in respect of Series 1995-G  $66,303,448.27

8.The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of Series 1996-B
$57,437,065.00

9.The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly Period  $0.00

10.The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Class A
Certificates  $7,666,854.71


11.The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Class B
Certificates  $488,606.63

12.The Principal Allocation Percentage(s) during the
prior Monthly Period
6/1/96 - 6/17/96  9.76%
6/18/96 - 6/29/96  8.93%
6/30/96 - 6/30/96  8.93%
0.00

13.The Floating Allocation Percentage(s) during the prior
Monthly Period
6/1/96 -  6/17/96  9.76%
6/18/96 - 6/29/96  8.93%
6/30/96 - 6/30/96  8.93%
0.00



14.The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period is(a) 30 - 59 days99,639,382.50
(b)  60 - 89 days. . . 49,049,028.41
(c)  90 - 119days. . . 32,742,995.27
(d) 120 - 149 days. . .25,958,418.37
(e) 150 - 179 days. . .19,658,273.44
(f) 180 or more days. . 5,110,396.88

15.The Class A Investor Default Amount for the prior
Monthly Period is. .  $1,939,943.00

16.The Class B Investor Default Amount for the prior
Monthly Period is. .  $123,719.00

17.The Collateral Default Amount for the prior Monthly
Period. . $179,914.00

18.The aggregate amount of Class A Investor Charge
Offs for the prior Monthly Period is. . $0.00

19.The aggregate amount of Class B Investor Charge
Offs for the prior Monthly Period is. . $0.00

20.The aggregate amount of Collateral Charge Offs for the prior Monthly Period. . $0.00


21.The aggregate amount of Class A Investor Charge
Offs reimbursed on the Distribution Date is. . $0.00

22.The aggregate amount of Class B Investor
Charge-Offs reimbursed on the Distribution Date is. . $0.00

23.The aggregate amount of Collateral Charge Offs
reimbursed on the Distribution Date. .  $0.00

24.The amount of the Class A Servicing Fee for the prior
Monthly Period is. . $270,312.67

25.The amount of the Class B Servicing Fee for the prior
Monthly Period is. . $17,187.33

26.The amount of Collateral Servicing Fee for the prior
Monthly Period is. . $25,000.00


27.The amount of Servicer Interchange for the prior
Monthly Period. . $468,750.00

28.The Class A Pool Factor as of the Record Date for the
Distribution Date is. . $1.00

29.The Class B Pool Factor as of the Record Date for the
Distribution Date is. . $1.00

30.The Class A Investor Amount after giving effect to any payments on the Distribution Date is. . $648,750,000.00

31.The Class A Invested Amount after giving effect to any payments on the Distribution Date is. . $648,750,000.00

32.The Class B Investor Amount after giving effect to any payments on the Distribution Date is. . $41,250,000.00

33.The Class B Invested Amount after giving effect to any payments on the Distribution Date is. . $41,250,000.00

34.The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class
A Investor Amount after giving effect to any activity on the Distribution Date is. . $0.00

35.The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class
B Investor Amount after giving effect to any activity on the Distribution Date is. . $0.00

36.The Available Cash Collateral Amount as of the close of business on the Distribution Date is. . $15,000,000.00

37.The Collateral Interest as of the close of business on the Distribution Date. . $60,000,000.00

38.The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is. . .
 . $15,000,000.00

39. The amount on deposit in the Principle Funding Account as of the close business on the Distribution Date is. .$0.00

40.The amount on deposit in the Interest Funding Account
as of close of business on the Distribution Date is. .
$3,140,546.00

41.The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is. . $0.00

42.The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period. . 3.62%

43.The Net Portfolio Yield for the prior Monthly Period is.
 . 10.60%


44.The Base Rate for the Prior Monthly Period is. . 6.98%

45.The amount of Interchange with respect to the prior
Monthly Period is. . $781,250.00

46.The Deficit Controlled Amortization Amount (after
giving effect to any activity on the Distribution Date). .
$0.00




ADVANTA NATIONAL BANK USA,
as Servicer

By:____________________________
                      Michael Coco
                      VICE PRESIDENT